UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2009

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

On January 26, 2009, Regis Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Premier Salons Beauty, Inc. (“Premier Salons”) pursuant to which the Company agreed to sell to Premier Salons all of the outstanding shares of the Company’s Trade Secret, Inc. subsidiary, which, including its subsidiaries, operates and franchises 709 hair care stores in the United States. As part of the transaction, the Company also agreed to sell to Premier Salons the assets of 12 hair care stores operating in Canada. The sale was completed on February 16, 2009.

The Company received a nominal amount of cash for the sale of Trade Secret, Inc. The Stock Purchase Agreement provides for customary representations, warranties, and covenants by the parties and requires the Company to indemnify Premier Salons against certain liabilities, including certain liabilities relating to the operation of the Trade Secret business prior to the February 16, 2009 closing date of the transaction.

The Company has agreed to provide certain administrative and other support services to Premier Salons and its affiliates in connection with the Trade Secret business for a transition period of six months following the sale completion date of February 16, 2009, with possible extension to not more than eleven months. The parties have entered into a security agreement under which the Company has been granted a security interest in certain of the assets of the Trade Secret business in order to secure the payment obligations of Premier Salons and its affiliates with respect to such transition services.

Pursuant to the Stock Purchase Agreement, the Company will reimburse Premier Salons for certain loss contingencies including any losses imposed against Premier Salons arising for litigation that existed prior to the sale completion date and for the termination of an existing office lease.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.

The following unaudited pro forma Condensed Consolidated Statements of Operations for years ended June 30, 2008, 2007, and 2006 have been prepared to present our results of operations as if the sale of Trade Secret had occurred on July 1, 2005.  We have not presented the interim statements of operations or balance sheet as the effect of the Trade Secret sale was already reflected in our Form 10-Q for the quarter and six months ended December 31, 2008.  The pro forma adjustments are based on factually supportable available information and certain assumptions that management believes are reasonable.

The Company concluded that Trade Secret qualified as held for sale under Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, as of December 31, 2008 and is presented as discontinued operations in the Condensed Consolidated Statements of Operations for all periods presented in the Form 10-Q for the quarterly period ended December 31, 2008.

These pro forma financial statements do not purport to be indicative of the results of operations of the Company for such periods, nor are they necessarily indicative of future results. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with historical consolidated financial statements of the Company, including the notes thereto, in the Company’s Form 10-K for the year ended June 30, 2008 and Form 10-Q for the quarter and six months ended December 31, 2008.

REGIS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, expect per share data)

	Twelve Months Ended June 30, 2008
	Historical Financial Statement	Pro Forma Adjustment Trade Secret	Pro Forma Financial Statement
		(unaudited)	(unaudited)
		(a)
Revenues:
Service	$1,894,257	$31,767	$1,862,490
Product	775,980	224,694	551,286
Royalties and fees	68,628	1,013	67,615
	2,738,865	257,474	2,481,391

Operating expenses:
Cost of service	1,090,710	28,151	1,062,559
Cost of product	395,979	131,588	264,391
Site operating expenses	204,001	19,232	184,769
General and administrative	337,160	15,597	321,563
Rent	406,270	44,794	361,476
Depreciation and amortization	130,448	17,155	113,293
Goodwill impairment	—	—	—
Terminated acquisition income, net	—	—	—
Total operating expenses	2,564,568	256,517	2,308,051

Operating income	174,297	957	173,340

Other income (expense):
Interest expense	(44,571)	(292)	(44,279)
Interest income and other, net	8,373	200	8,173

Income from continuing operations before income taxes and equity in income of affiliated companies	138,099	865	137,234

Income taxes	(53,744)	438	(54,182)
Equity in income of affiliated companies, net of income taxes	849	—	849

Income from continuing operations	$85,204	$1,303	$83,901

Income per share from continuing operations:
Basic	$1.97	$0.03	$1.94
Diluted	$1.95	$0.03	$1.92

Weighted average common and common equivalent shares outstanding:
Basic	43,157	43,157	43,157
Diluted	43,587	43,587	43,587

See endnotes.

REGIS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, expect per share data)

	Twelve Months Ended June 30, 2007
	Historical Financial Statement	Pro Forma Adjustment Trade Secret	Pro Forma Financial Statement
		(unaudited)	(unaudited)
		(a)
Revenues:
Service	$1,793,802	$29,322	$1,764,480
Product	752,280	223,368	528,912
Royalties and fees	80,506	560	79,946
	2,626,588	253,250	2,373,338

Operating expenses:
Cost of service	1,014,781	25,835	988,946
Cost of product	380,492	122,229	258,263
Site operating expenses	208,101	17,487	190,614
General and administrative	328,644	10,921	317,723
Rent	382,820	40,998	341,822
Depreciation and amortization	124,137	12,673	111,464
Goodwill impairment	23,000	—	23,000
Terminated acquisition income, net	—	—	—
Total operating expenses	2,461,975	230,143	2,231,832

Operating income	164,613	23,107	141,506

Other income (expense):
Interest expense	(41,770)	(123)	(41,647)
Interest income and other, net	5,113	60	5,053

Income from continuing operations before income taxes and equity in income of affiliated companies	127,956	23,044	104,912

Income taxes	(44,786)	(7,613)	(37,173)
Equity in income of affiliated companies, net of income taxes	—	—	—

Income from continuing operations	$83,170	$15,431	$67,739

Income per share from continuing operations:
Basic	$1.86	$0.35	$1.51
Diluted	$1.82	$0.34	$1.48

Weighted average common and common equivalent shares outstanding:
Basic	44,723	44,723	44,723
Diluted	45,623	45,623	45,623

See endnotes.

REGIS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, expect per share data)

	Twelve Months Ended June 30, 2006
	Historical Financial Statement	Pro Forma Adjustment Trade Secret	Pro Forma Financial Statement
		(unaudited)	(unaudited)
		(a)
Revenues:
Service	$1,634,028	$29,517	$1,604,511
Product	718,942	232,691	486,251
Royalties and fees	77,894	654	77,240
	2,430,864	262,862	2,168,002

Operating expenses:
Cost of service	928,515	25,888	902,627
Cost of product	371,018	130,899	240,119
Site operating expenses	199,602	18,652	180,950
General and administrative	294,092	9,098	284,994
Rent	350,926	40,152	310,774
Depreciation and amortization	115,903	12,829	103,074
Goodwill impairment	—	—	—
Terminated acquisition income, net	(33,683)	—	(33,683)
Total operating expenses	2,226,373	237,518	1,988,855

Operating income	204,491	25,344	179,147

Other income (expense):
Interest expense	(34,989)	(76)	(34,913)
Interest income and other, net	651	30	621

Income from continuing operations before income taxes and equity in income of affiliated companies	170,153	25,298	144,855

Income taxes	(60,575)	(8,623)	(51,952)
Equity in income of affiliated companies, net of income taxes	—	—	—

Income from continuing operations	$109,578	$16,675	$92,903

Income per share from continuing:
Basic	$2.43	$0.37	$2.06
Diluted	$2.36	$0.36	$2.00

Weighted average common and common equivalent shares outstanding:
Basic	45,168	45,168	45,168
Diluted	46,400	46,400	46,400

See endnotes.

REGIS CORPORATION

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(a)          Elimination of Trade Secret operating results included in our historical consolidated statements of operations.

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated February 16, 2009

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: February 20, 2009	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99	Regis Corporation News Release dated February 16, 2009